Exhibit 10.1

AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of February 26, 2010 (this “Amendment”), of that certain Credit Agreement referenced below is by and among MILLIPORE CORPORATION, a Massachusetts corporation (the “Company”), the other Credit Parties identified on the signature pages hereto, BANK OF AMERICA, N.A., as Administrative Agent for and on behalf of the Lenders, and the Lenders identified on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

WITNESSETH

WHEREAS, a €465 million revolving credit facility has been established in favor of the Company and certain of its subsidiaries pursuant to the terms of that certain Credit Agreement dated as of December 15, 2005, as amended (as further amended, restated, increased, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) the Company, as domestic borrower, (ii) Millipore Ireland B.V., a limited liability company existing under the laws of the Netherlands, Millipore Cork, an unlimited company existing under the laws of Ireland, Millipore SAS, a limited liability company existing under the laws of France, as foreign borrowers, (iii) the Company and certain of its subsidiaries, as guarantors, (iv) the lenders identified therein, and (v) Bank of America, N.A., as administrative agent;

WHEREAS, the Company has requested that the Lenders agree to amend the Credit Agreement in the manner set forth herein; and

WHEREAS, the Lenders party hereto have agreed to the requested amendment on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1. Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the definition of the term “Change of Control” set forth in Section 1.01 (Definitions) of the Credit Agreement is hereby amended by deleting “, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over,”.

SECTION 2. Conditions Precedent. This Amendment shall become effective upon receipt by the Administrative Agent of executed copies of the signature pages to this Amendment from the Company, the Administrative Agent, the Required Lenders, and the other Credit Parties party hereto.  The Administrative Agent will promptly notify the Company and the Lenders when the conditions to the effectiveness of the amendment provisions of Section 1 of this Amendment have been met and will confirm that those provisions are effective.  The provisions of Section 1 shall not be effective until the Administrative Agent shall have given such confirmation.

SECTION 3. Representations and Warranties; Defaults. The Credit Parties affirm the following:

(a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;

(b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period); and

(c) immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall exist

SECTION 4. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

SECTION 5. Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel to the Administrative Agent.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

MILLIPORE CORPORATION,
by
/s/ Charles F. Wagner, Jr.
Name: Charles F. Wagner, Jr.
Title: Vice President and Chief Financial Officer

MILLIPORE IRELAND B.V.,
by
/s/ Paul O’Connor
Name: Paul O’Connor
Title: Managing Director

MILLIPORE CORK,
by
/s/ Paul O’Connor
Name: Paul O’Connor
Title: Managing Director

MILLIPORE SAS,
by
/s/ Bernard Arend
Name: Bernard Arend
Title: President and Chairman

[Amendment No. 3 to the Credit Agreement - Millipore]

MILLIPORE INTERNATIONAL HOLDING COMPANY B.V.,
by
/s/ Charles F. Wagner, Jr.
Name: Charles F. Wagner, Jr.
Title: Managing Director

MILLILUX SARL,
by
/s/ Paul O’Connor
Name: Paul O’Connor
Title: Manager

MILLIPART SARL,
by
/s/ Paul O’Connor
Name: Paul O’Connor
Title: Manager

MILLIPORE (U.K.) LIMITED,
by
/s/ Anthony J. Mattacchione
Name: Anthony J. Mattacchione
Title: Director

MILLIPORE IRELAND LIMITED,
by
/s/ Paul O’Connor
Name: Paul O’Connor
Title: Director

MILLIPORE AB,
by
/s/ Daniel A. Milewich
Name: Daniel A. Milewich
Title: Director

by
/s/ Didier Kauffer
Name: Didier Kauffer
Title: Director

[Amendment No. 3 to the Credit Agreement - Millipore]

BANK OF AMERICA, N.A., as Administrative Agent,
by
/s/ Kathleen M. Carry
Name: Kathleen M. Carry
Title: Vice President

[Amendment No. 3 to the Credit Agreement - Millipore]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

The Royal Bank of Scotland N.V. f/k/a ABN AMRO Bank N.V.

By:	/s/ Michele Costello
Name: Michele Costello
Title: Director

By:	/s/ Juan B. Lopez
Name: Juan B. Lopez
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

ALLIED IRISH BANKS, PLC

by:
/s/ Michael Dudle
Name: Michael Dudle
Title: Senior Manager

For any Lender requiring a second signature line:

by:
/s/ Sharon Grearn
Name: Sharon Grearn
Title: Relationship Manager

BANK OF AMERICA, N.A., as a Lender,
by
/s/ Robert LaPorte
Name: Robert LaPorte
Title: Vice President

[Amendment No. 3 to the Credit Agreement - Millipore]

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Citibank NA

by
/s/ Henry H. Schwake
Name: Henry H. Schwake
Title: Managing Director
GCB - Consumer & Healthcare Group 633 W. 5th Street - Ste. 6300 Los Angeles, CA 90071

For any Lender requiring a second signature line:

by

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Commerzbank AG

by:
/s/ Nathalie Neumann
Name: Nathalie Neumann
Title:

For any Lender requiring a second signature line:

by:
/s/ Scharff
Name: Scharff
Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Credit Industriel et Commercial, London Branch

by:
/s/ P.L. Kitching
Name: P.L. Kitching
Title: Director, Corporate Banking

For any Lender requiring a second signature line:

by:
/s/ L. Batson
Name: L. Batson
Title: Credit Officer

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

DANSKE BANK A/S

by:
/s/ Merete Ryvald-Christensen
Name: Merete Ryvald-Christensen
Title: Senior Credit Administrator

For any Lender requiring a second signature line:

by:
/s/ Henrik Ibsen
Name: Henrik Ibsen
Title: First Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

DnB NOR Bank ASA

by:
/s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Corporate Banking

For any Lender requiring a second signature line:

by:
/s/ Kristin Riise
Name: Kristin Riise
Title: First Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

HSBC Bank USA, National Association

by:
/s/ Kenneth V. McGraime
Name: Kenneth V. McGraime
Title: SVP, Commercial Executive

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

J.P. Morgan Europe Ltd.

by:
/s/ Tim Jacob
Name: Tim Jacob
Title: Senior Vice President

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

JPMorgan Chase Bank NA

by:
/s/ D. Scott Farquhar
Name: D. Scott Farquhar
Title: Vice President

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Mizuho Corporate Bank, Ltd.

by:
/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

NATIXIS

by:
/s/ Pascal Baffoy
Name: Pascal Baffoy
Title: Corporate Director

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Scotiabank Europe plc

by:
/s/ John O’Connor
Name: John O’Connor
Title: Head of Credit Administration

For any Lender requiring a second signature line:

by:

Name:
Title:

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Svenska Handelsbanken AB (publ) New York Branch

by:
/s/ Anders Abilson
Name: Anders Abilson
Title: Vice President

For any Lender requiring a second signature line:

by:
/s/ Richard Johnson
Name: Richard Johnson
Title: Senior Vice President

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

UBS Limited

by:
/s/ Graham Vance
Name: Graham Vance
Title: Managing Director

For any Lender requiring a second signature line:

by:
/s/ Andrew Santacroce
Name: Andrew Santacroce
Title: Director

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

UBS Loan Finance LLC

by:
/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director
Banking Products Services, US

For any Lender requiring a second signature line:

by:
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director
Banking Products Services, US

LENDER SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE MILLIPORE CREDIT AGREEMENT DATED AS OF DECEMBER 15, 2005

To approve Amendment No. 3:

Name of Lender

Citibank International PLC

by:
/s/ Julian Giliberti
Name: Julian Giliberti
Title: Citigroup Director

For any Lender requiring a second signature line:

by:

Name:
Title: